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                                                                      EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-1482, Registration Statement No. 33-44354, Registration Statement
No. 33-74840, and Registration Statement No. 33-74842 of JMC Group, Inc. and subsidiaries on Forms S-8 of our report dated February 12, 1999 appearing in the Annual Report on Form 10-K of JMC Group, Inc. and subsidiaries for the year ended December 31, 1998.


/s/ DELOITTE & TOUCHE LLP


San Diego, California
March 29, 1999